SCHWAB

MarketManager

Portfolios(TM)

PROSPECTUS

February 29, 2000


As amended

July 1, 2000


GROWTH PORTFOLIO

BALANCED PORTFOLIO

SMALL CAP PORTFOLIO

INTERNATIONAL PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.




[Charles Schwab Logo]

SCHWAB

MARKETMANAGER

PORTFOLIOS(TM)

ABOUT THE PORTFOLIOS


 4 Growth Portfolio

 8 Balanced Portfolio

12 Small Cap Portfolio

16 International Portfolio

20 Portfolio Management

INVESTING IN THE PORTFOLIOS


22 Buying Shares

23 Selling/Exchanging Shares

24 Transaction Policies

25 Distributions and Taxes

ABOUT THE PORTFOLIOS

The portfolios in this prospectus share a "MULTI-FUND" investment strategy. Each portfolio invests primarily in a COMBINATION of other actively managed funds. Each portfolio's mix of underlying funds is strategically chosen with a SPECIFIC GOAL in mind.

By using a multi-fund strategy, the portfolios can provide exposure to a VARIETY OF MUTUAL FUNDS in a single investment. This strategy may help to produce a high level of DIVERSIFICATION among securities and industries. As a result, the portfolios may reduce the risks associated with INVESTING in a single fund, fund company or investment style.

The portfolio managers ANALYZE ECONOMIC CONDITIONS to identify promising areas for investment. They review funds according to their investment objectives and policies, and use quantitative techniques to measure their past performance, volatility and expenses. The managers then choose each underlying fund by ANALYZING its investment style and gaining FIRSTHAND KNOWLEDGE of its manager.

The portfolios are designed for LONG-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB

MARKETMANAGER

GROWTH PORTFOLIO

TICKER SYMBOL

SWOGX

THE PORTFOLIO SEEKS CAPITAL GROWTH.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.

In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 40 underlying funds.


ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation is designed to provide the growth opportunities of stock investing while tempering volatility with bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.


                                             TARGET      ALLOCATION
                                         ALLOCATION      FLEXIBILITY
                                         ----------      -----------
STOCK FUNDS                                  80%            65 - 95%
   large-cap                                 35%
   small-cap                                 20%
   international                             25%
BOND FUNDS                                   15%             0 - 30%
MONEY MARKET FUNDS                            5%             0 - 35%




                                       4
                                Growth Portfolio

When you are investing for the long term, a portfolio that emphasizes stock investments in its asset allocation may make sense for you.

MAIN RISKS

THE STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE AN EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

MANY OF THE RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH STOCK FUNDS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

TO THE EXTENT THAT THE PORTFOLIO INVESTS IN BOND FUNDS, A MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by the underlying funds go into default. To minimize this risk, the portfolio intends to invest in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.




                                       5
                                Growth Portfolio

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

[Bar Chart]

         97        98         99
         18.36     15.15     35.65


 BEST QUARTER: 25.72% Q4 1999
 WORST QUARTER: -11.73% Q3 1998



AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/99

                                                   SINCE
                                   1 YEAR        INCEPTION
                                   ------        ---------
Portfolio                          35.65          22.07(1)
S&P 500(R) Index                   21.04          26.65(2)
Lehman Brothers
Aggregate Bond Index               -0.82           5.43(2)

(1)  Inception: 11/18/96.

(2)  From 11/18/96.




PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)

SHAREHOLDER FEES
-----------------------------------------------------------

                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.54
Distribution (12b-1) fees                              None
Other expenses                                         0.39
                                                      -----
Total annual operating expenses                        0.93

EXPENSE REDUCTION                                     (0.43)
                                                      -----
NET OPERATING EXPENSES*                                0.50
                                                      -----



* Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


1 YEAR         3 YEARS        5 YEARS        10 YEARS
------         -------        -------        --------
 $51             $253           $473           $1,104



The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.




                                       6
                                Growth Portfolio

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                        11/1/98-    11/1/97-   11/18/96-
                                                        10/31/99    10/31/98   10/31/97
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.43       11.60       10.00
                                                          -----------------------------

Income from investment operations:

 Net investment income                                     0.16        0.32        0.08

 Net realized and unrealized gain on investments           2.91        0.11        1.66
                                                          -----------------------------

 Total income from investment operations                   3.07        0.43        1.74

Less distributions:

 Dividends from net investment income                     (0.16)      (0.29)      (0.14)

 Dividends in excess of net investment income             (0.05)         --          --

 Distributions from capital gains                         (0.23)      (0.31)         --
                                                          -----------------------------

 Total distributions                                      (0.44)      (0.60)      (0.14)
                                                          -----------------------------

NET ASSET VALUE AT END OF PERIOD                          14.06       11.43       11.60
                                                          =============================

Total return (%)                                          27.38        3.87       17.60(1)


RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                         0.50        0.50        0.50(2)

Expense reductions reflected in above ratio                0.43        0.67        0.77(2)

Ratio of net investment income to average net assets       1.23        2.66        2.07(2)

Portfolio turnover rate                                     284         384         192

Net assets, end of period ($ x 1,000,000)                   181         152         124


(1)    Not annualized.
(2)    Annualized.




                                       7
                                Growth Portfolio

SCHWAB

MARKETMANAGER
BALANCED PORTFOLIO

TICKER SYMBOL

SWOBX

THE PORTFOLIO SEEKS CAPITAL GROWTH AND INCOME.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.

In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 37 underlying funds.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.


                                                  TARGET        ALLOCATION
                                                ALLOCATION      FLEXIBILITY
                                                ----------      -----------
STOCK FUNDS                                         60%            50 - 70%
   large-cap                                        30%
   small-cap                                        15%
   international                                    15%

BOND FUNDS                                          35%            25 - 45%

MONEY MARKET FUNDS                                   5%             0 - 25%




                                       8
                               Balanced Portfolio

Long-term investors seeking a blend of growth and income investments may want to consider this portfolio.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

TO THE EXTENT THAT THE PORTFOLIO HAS EXPOSURE TO A GIVEN TYPE OF MUTUAL FUND, IT TAKES ON THE ASSOCIATED RISKS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. The values of certain types of stocks, such as small-cap stocks or international stocks, may fluctuate more widely in price than others.

WITH BOND FUNDS, ONE MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by its underlying funds go into default. Economic conditions can cause bond markets to fall in anticipation of greater risk of default, in which case funds that emphasize lower-quality bonds could suffer disproportionate losses. To minimize this risk, the portfolio intends to invest primarily in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.


OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.




                                       9
                               Balanced Portfolio

PERFORMANCE


Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.



         [Bar Chart]

ANNUAL TOTAL RETURNS (%) AS OF 12/31

97                     16.51

98                     13.59

99                     25.77


 BEST QUARTER: 18.58% Q4 1999
 WORST QUARTER: -8.16% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                SINCE
                                  1 YEAR    INCEPTION
------------------------------------------------------
 Portfolio                         25.77       17.96(1)
 S&P 500(R) Index                  21.04       26.65(2)
 Lehman Brothers
 Aggregate Bond Index              -0.82        5.43(2)


(1) Inception: 11/18/96.
(2) From 11/18/96.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


 FEE TABLE (%)

 SHAREHOLDER FEES
 ---------------------------------------------------
                                                None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 ---------------------------------------------------
 MANAGEMENT FEES                                0.54
 DISTRIBUTION (12B-1) FEES                      NONE
 OTHER EXPENSES                                 0.41
 Total annual operating expenses                0.95

 Expense reduction                             (0.45)
 Net operating expenses*                        0.50



* Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR        3 YEARS        5 YEARS       10 YEARS
---------------------------------------------------
   $51           $258            $482       $1,125

The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.


BALANCED PORTFOLIO   10
                     --

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                              11/1/98 -    11/1/97 -      11/18/96 -
                                                              10/31/99     10/31/98       10/31/97
 PER-SHARE DATA ($)
 --------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                        11.36        11.38         10.00
                                                               --------------------------------
 Income from investment operations:
  Net investment income                                         0.27         0.36          0.17
  Net realized and unrealized gain on investments               2.11         0.18          1.34
                                                               --------------------------------
  Total income from investment operations                       2.38         0.54          1.51
 Less distributions:
  Dividends from net investment income                         (0.28)       (0.34)        (0.13)
  Dividends in excess of net investment income                 (0.02)          --            --
  Distributions from capital gains                                --        (0.22)           --
                                                               --------------------------------
  Total distributions                                           0.30        (0.56)        (0.13)
                                                               --------------------------------
 NET ASSET VALUE AT END OF PERIOD                              13.44        11.36         11.38
                                                               ================================
 Total return (%)                                              21.28         4.89         15.27(1)


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.50        0.50        0.50(2)
Expense reductions reflected in above ratio                    0.45        0.69        0.95(2)
Ratio of net investment income to average net assets           2.20        3.21        3.03(2)
Portfolio turnover rate                                         244         353         171
Net assets, end of period ($ x 1,000,000)                       122          93          61



(1) Not annualized.
(2) Annualized.



                                       11
                               BALANCED PORTFOLIO

SCHWAB
MARKETMANAGER
SMALL CAP PORTFOLIO                     TICKER SYMBOL
                                        SWOSX


THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in small-cap stock funds. Typically, the actual percentages for both policies are considerably higher.

The portfolio managers regularly review the small-cap segment of the market to identify sectors or industries that offer the greatest potential for growth. The managers then screen the universe of small-cap funds based on a combination of quantitative measures-past performance, volatility, expenses-and qualitative evaluations of their investment objectives, management teams and current holdings.

The portfolio managers meet frequently with the management teams of those small-cap funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 24 underlying funds.

Because the small-cap market can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate upcoming markets as well as respond to current conditions.


SMALL-CAP STOCKS AND CAPITAL GROWTH

Small-cap companies are those whose market capitalization places them at the smaller end of the spectrum of publicly traded companies.

There are thousands of small-cap companies, which historically have made up approximately 20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying high market enthusiasm.


                                       12
                              SMALL CAP PORTFOLIO

For the long-term investor, a SMALL-CAP STOCK INVESTMENT can be important because of the exposure it provides to a different segment of the stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH SMALL-CAP STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCK FUNDS HAVE BEEN RISKIER THAN FUNDS THAT FOCUS ON LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stock funds perform less well than funds that focus on other types of stock or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.


                                       13
                               Small Cap Portfolio

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


        [Bar Chart]

ANNUAL TOTAL RETURNS (%) AS OF 12/31
98                                              0.61

99                                              37.88

 Best quarter:   24.78% Q4 1999
 Worst quarter: -18.97% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                             SINCE
                                  1 YEAR  INCEPTION
 --------------------------------------------------
 Portfolio                         37.88      14.77(1)
 Russell 2000 Index                21.26       6.88(2)


(1) Inception: 9/16/97.
(2) From 9/16/97.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


FEE TABLE (%)


SHAREHOLDER FEES
-------------------------------------------------------------
                                                         NONE

ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)
-------------------------------------------------------------
 Management fees                                         0.54
 Distribution (12b-1) fees                               None
 Other expenses                                          0.47
                                                         ----
 Total annual operating expenses                         1.01

 EXPENSE REDUCTION                                      (0.51)
                                                        -----
 NET OPERATING EXPENSES*                                 0.50
                                                         ----



* Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


     1 YEAR        3 YEARS        5 YEARS       10 YEARS
       $51           $271           $508          $1,190

The PERFORMANCE information above shows you how the fund's performance compares to that of an index, which varies OVER TIME.

                                       14
                              Small Cap Portfolio

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                              11/1/98 -        11/1/97 -      9/16/97 -
                                                             10/31/99          10/31/98      10/31/97
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         8.51               9.93        10.00
                                                              -------------------------------------
Income from investment operations:
 Net investment income                                         0.24               0.21         0.02
 Net realized and unrealized gain (loss)
 on investments                                                2.34              (1.36)       (0.09)
                                                              -------------------------------------
 Total income (loss) from investment operations                2.58              (1.15)       (0.07)
Less distributions:
 Dividends from net investment income                         (0.05)             (0.21)          --
 Dividends in excess of net investment income                    --              (0.03)          --
Distributions from capital gains                                 --              (0.03)          --
                                                              -------------------------------------
 Total distributions                                          (0.05)             (0.27)          --
                                                              -------------------------------------
NET ASSET VALUE AT END OF PERIOD                              11.04               8.51         9.93
                                                              =====================================
Total return (%)                                              30.38             (11.84)       (0.70)(1)


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.50        0.50        0.50(2)
Expense reductions reflected in above ratio                    0.51        0.69        0.75(2)
Ratio of net investment income to average net assets           2.23        2.65        1.29(2)
Portfolio turnover rate                                         145         166          10
Net assets, end of period ($ x 1,000,000)                       123         129         207


(1) Not annualized.
(2) Annualized.

                                       15
                              Small Cap Portfolio

SCHWAB
MARKETMANAGER
INTERNATIONAL PORTFOLIO                                          TICKER SYMBOL
                                                                 SWOIX


THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO INVESTS AT LEAST 65% OF ITS TOTAL ASSETS IN OTHER MUTUAL FUNDS, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in international stock funds. Typically, the actual percentages for both policies are considerably higher.

The portfolio managers analyze global economic trends to target regions and countries that offer the greatest potential for growth. Based on their findings, they develop a country-by-country allocation that focuses typically on developed markets but also may include emerging markets. The managers then screen the universe of international stock funds based on a combination of quantitative measures-past performance, volatility, expenses-and qualitative evaluations of their investment objectives, country weightings, sector diversification, management teams and current holdings.

The portfolio managers meet frequently with the management teams of those international stock funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/99, the portfolio included 23 underlying funds.

Because international markets can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate upcoming markets as well as respond to current conditions.

INTERNATIONAL
STOCK FUNDS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one mutual fund to maintain expertise in all industries and regions. The multi-fund approach offers a potential solution by allowing portfolio managers to assemble a combination of underlying funds whose strengths lie in different areas.

                                       16
                            INTERNATIONAL PORTFOLIO

International stock funds offer ACCESS to many FOREIGN MARKETS that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH INTERNATIONAL STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCK FUNDS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the underlying funds. International markets-even those that are well established-are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stock funds perform less well than funds that focus on other types of stocks or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.


OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, such as certain foreign currency transactions, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.



                                       17
                            INTERNATIONAL PORTFOLIO

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


[Bar Graph]


ANNUAL TOTAL RETURNS (%) AS OF 12/31

97                       6.81

98                      13.29

99                      74.82

 BEST QUARTER: 41.67% Q4 1999
 WORST QUARTER: -16.35% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/99

                                                 SINCE
                                  1 YEAR     INCEPTION
 Portfolio                         74.82      27.50(1)
 MSCI EAFE Index                   26.96      14.86(2)


(1) Inception: 10/16/96.
(2) From 10/16/96.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.

FEE TABLE (%)

 SHAREHOLDER FEES
 ---------------------------------------------------
 Redemption fee, charged only
 on shares you sell within 180
 days of buying them and paid
 directly to the fund.*                         1.50


 ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)
 ---------------------------------------------------
 Management fees                                0.54
 Distribution (12b-1) fees                      None
 Other expenses                                 0.43
                                                ----
 Total annual operating expenses                0.97

 Expense reduction                             (0.47)
                                               -----
 Net operating expenses**                       0.50
                                               -----


*   This fee does not apply to shares purchased before 5/1/00.


** Guaranteed by Schwab and the investment adviser through 2/28/01 (excluding interest, taxes and certain non-routine expenses).



EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR        3 YEARS        5 YEARS       10 YEARS
---------------------------------------------------
   $51           $262            $490      $1,147


The PERFORMANCE information above shows you how performance has varied from YEAR TO YEAR and how it averages out OVER TIME.


                                       18
                             INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                             11/1/98 -    11/1/97 -     11/1/96 -    10/16/96 -
                                                             10/31/99     10/31/98      10/31/97     10/31/96
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        10.58        10.86         9.91        10.00
                                                              --------------------------------------------
Income from investment operations:

Net investment income                                          0.11         0.34         0.17           --
 Net realized and unrealized gain (loss)
 on investments                                                4.28         0.02         0.95        (0.09)
                                                              --------------------------------------------
 Total income (loss) from investment operations                4.39         0.36         1.12        (0.09)
Less distributions:
 Dividends from net investment income                         (0.11)       (0.33)       (0.17)          --
 Dividends in excess of net investment income                 (0.02)       (0.01)          --           --
 Distributions from capital gains                                --        (0.30)          --           --
                                                              --------------------------------------------
 Total distributions                                          (0.13)       (0.64)       (0.17)          --
                                                              --------------------------------------------
NET ASSET VALUE AT END OF PERIOD                              14.84        10.58        10.86         9.91
                                                              ============================================
Total return (%)                                              41.92         3.55        11.47        (0.90)(1)


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to
average net assets                                             0.50        0.50        0.50        0.50(2)
Expense reductions reflected in above ratio                    0.47        0.70        0.80        2.91(2)
Ratio of net investment income to average net assets           0.94        2.96        1.40        0.52(2)
Portfolio turnover rate                                         249         236         179          --
Net assets, end of period ($ x 1,000,000)                       104          74          81          59


(1) Not annualized.
(2) Annualized.


                                       19
                            International Portfolio

PORTFOLIO MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $100 billion under management.

The investment adviser for the Schwab MarketManager Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million shareholder accounts. (All figures on this page are as of 10/31/99.) As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketManager Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/99, these fees were 0.43% for the Growth Portfolio, 0.41% for the Balanced Portfolio, 0.35% for the Small Cap Portfolio and 0.38% for the International Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.


The MarketManager Portfolios may invest in the Excelsior Funds without limitation, just as the MarketManager Portfolios can invest without limitation in affiliated SchwabFunds. The advisers to the Excelsior Funds are United States Trust Company of New York, U.S. Trust Company (Connecticut) and/or other subsidiaries of U.S. Trust Corporation (U.S. Trust). U.S. Trust and Charles Schwab Investment Management, Inc. are under the common control of The Charles Schwab Corporation.


Jeffrey Mortimer, CFA, a vice president of the investment adviser, is responsible for the overall management of the Schwab Market Manager Portfolios. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.

                                       20
                              PORTFOLIO MANAGEMENT

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.


On the following pages, you will find information on BUYING, SELLING AND EXCHANGING shares using the method that is most CONVENIENT FOR YOU. You also will see how to choose a distribution option for your investment. Helpful information on TAXES is included as well.

                                       21
                          INVESTING IN THE PORTFOLIOS

BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.

                            MINIMUM INITIAL       MINIMUM ADDITIONAL
 PORTFOLIO                  INVESTMENT            INVESTMENT           MINIMUM BALANCE
 -------------------------------------------------------------------------------------
 Growth Portfolio          $1,000 ($500 for       $500 ($100 for       $500 ($250 for
 Balanced Portfolio        retirement and         Automatic Invest-    retirement and
                           custodial accounts)    ment Plan)           custodial accounts)
--------------------------------------------------------------------------------------
 Small Cap Portfolio       $2,500 ($1,000 for     $500 ($100 for       $500 ($250 for
 International Portfolio   retirement and         Automatic            retirement and
                           custodial accounts)    Investment Plans)    custodial accounts)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION              FEATURES
 -------------------------------------------------------------------------------------------
 Reinvestment        All dividends and capital gain distributions are invested automatically in shares of your portfolio.
 -------------------------------------------------------------------------------------------
 Cash/reinvestment   You receive payment for dividends, while any capital gain
 mix                 distributions are invested in shares of your portfolio.
 -------------------------------------------------------------------------------------------
 Cash                You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.

Investing in the Portfolios


                                       22
                          INVESTING IN THE PORTFOLIOS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a portfolio.

When selling or exchanging shares, please be aware of the following policies:

-   A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, International Portfolio charges a redemption fee, payable to the portfolio, on the sale or exchange of any of its shares that have been held for less than 180 days; in attempting to minimize this fee, the portfolio will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

SCHWABLINK
Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab branch office.

WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-   Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-   The name of the portfolio whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-   When selling shares, how you would like to receive the proceeds

    Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                                       23
                          INVESTING IN THE PORTFOLIOS

TRANSACTION POLICIES

The portfolios are open for business each day that the New York Stock Exchange
(NYSE) is open. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.

The portfolios and Schwab reserve certain rights, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities

-   To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-   To withdraw or suspend any part of the offering made by this prospectus

-   To revise the redemption fee criteria

DAILY NAV REPORTING

Each day, reporting services, such as newspapers, may publish the share prices of mutual funds from the close of business on the previous day. For multi-fund portfolios, these prices are generally reported one day behind other mutual funds. This is because a multi-fund portfolio uses the share prices of its underlying funds to calculate its NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. Each portfolio still calculates its share price daily, and this is the price at which you may buy and sell shares each business day.

                                       24
                          INVESTING IN THE PORTFOLIOS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.




                                       25
                          INVESTING IN THE PORTFOLIOS

                                     NOTES

                                     NOTES

TO LEARN MORE

This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at WWW.SEC.GOV.


SEC FILE NUMBER
Schwab MarketManager Portfolios          811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
202-942-8090
www.sec.gov
publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds



MKT3756FLT-2



SCHWAB
MARKETMANAGER
PORTFOLIOS(TM)

PROSPECTUS
February 29, 2000

As amended July 1, 2000



[CharlesSchwab Logo]